UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2007
UNITED DOMINION REALTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-10524 (Commission File Number)	54-0857512 (I.R.S. Employer Identification No.)
1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (720) 283-6120
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 16, 2007, United Dominion Realty Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a Prospectus Supplement dated February 16, 2007, to its Prospectus dated January 25, 2006, which was included in its Registration Statement on Form S-3 (Registration No. 333-131278). The Prospectus Supplement relates to the resale of up to 469,344 shares of the Company’s common stock (the “Shares”) by the selling stockholder named in the Prospectus Supplement. Morrison & Foerster LLP, as counsel to the Company, has issued its opinion with respect to the legality of the Shares and to certain U.S. federal income tax matters. The legality opinion is attached hereto and incorporated herein by reference as Exhibit 5.1. The opinion relating to certain U.S. federal income tax matters is attached hereto and incorporated herein by reference as Exhibit 8.1.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

5.1	Legality Opinion of Morrison & Foerster LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and 8.1)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY TRUST, INC.
Date: February 16, 2007	/s/ David L. Messenger
David L. Messenger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1	Legality Opinion of Morrison & Foerster LLP

8.1	Tax Opinion of Morrison & Foerster LLP

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1 and 8.1)